      As filed with the Securities and Exchange Commission on June 5, 1997

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                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549



                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): May 30, 1997



                     EQUITY RESIDENTIAL PROPERTIES TRUST
             (Exact Name of Registrant as Specified in Charter)



MARYLAND                     1-12252                      13-3675988
(State or other     (Commission File Number)   (IRS Employer Identification No.)
Jurisdiction of
Incorporation)



       TWO NORTH RIVERSIDE PLAZA, SUITE 400, CHICAGO, ILLINOIS  60606
         (Address of Principal Executive Offices)               (Zip Code)



     Registrant's telephone number, including area code:  (312) 474-1300



                               NOT APPLICABLE
        (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On May 30, 1997, Equity Residential Properties Trust, a Maryland real estate investment trust ("EQR") acquired the assets and business of Wellsford Residential Property Trust, a Maryland real estate investment trust ("Wellsford") through a merger (the "Merger") pursuant to an Agreement and Plan of Merger dated as of January 16, 1997 by and between EQR and Wellsford. The Merger was approved by the shareholders of each of EQR and Wellsford at their respective special meetings held on May 28, 1997. The surviving real estate investment trust (the "Company") is named Equity Residential Properties Trust. Each common share of beneficial interest, $.01 par value per share, of Wellsford outstanding immediately prior to the Merger was converted into .625 of a common share of beneficial interest, $.01 par value per share, of the Company. Each share of Wellsford's Series A Cumulative Convertible Preferred Shares of Beneficial Interest ("Wellsford Series A") outstanding immediately prior to the Merger was converted into one share of Series E Cumulative Convertible Preferred Shares of Beneficial Interest of the Company having the same preferences and other terms as the Wellsford Series A previously outstanding; provided, however, that the conversion ratio for the Wellsford Series A shares was adjusted in accordance with its terms. Each share of Wellsford's Series B Cumulative Redeemable Preferred Shares of Beneficial Interest ("Wellsford Series B") outstanding immediately prior to the Merger was converted into one share of Series F Cumulative Redeemable Preferred Shares of Beneficial Interest of the Company having the same preferences and other terms as the Wellsford Series B previously outstanding. The IRS Employer Identification Number of the Company is 13-3675988.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) Financial Statements of Business Acquired

            Not applicable as the financial statements have been previously reported.

        (b) Pro Forma Financial Information

            Not applicable as the financial statements have been previously reported.

        (c) Exhibits

            2.1 Agreement and Plan of Merger, dated January 16, 1997, by and between Equity Residential Properties Trust and Wellsford Residential Property Trust (incorporated by reference to Appendix A of EQR's Proxy Statement dated April 25, 1997 relating to the Special Meeting of Shareholders of EQR held on May 28, 1997, which was part of EQR's registration statement on Form S-4 (SEC File No. 333-24653))

            2.2 Amendment to Agreement and Plan of Merger, dated May 30, 1997, by and between Equity Residential Properties Trust and Wellsford Residential Property Trust




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            2.3  Articles of Merger, dated May 30, 1997, by and between Equity
                 Residential Properties Trust and Wellsford Residential Property Trust

            3.1 Second Amended and Restated Declaration of Trust of Equity Residential Properties Trust (included as Exhibit A to Exhibit
                 2.3 hereof)

            3.2 Second Amended and Restated Bylaws of Equity Residential Properties Trust (incorporated by reference to Exhibit 99.2 to EQR's registration statement on Form S-4 (SEC File No. 333-24653))


            23.2 Consent of Ernst & Young LLP, which is being filed pursuant to
                 Regulation 601(b)(23) as an exhibit to the Registrant's registration statement on Form S-3 (SEC File No. 333-27153), under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement








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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    EQUITY RESIDENTIAL PROPERTIES TRUST
                                    (Registrant)

                                    By:/s/ Bruce C. Strohm
                                       ---------------------------------------
                                           Bruce C. Strohm
                                           Secretary, Executive Vice President
                                           and General Counsel


     Dated: June 5, 1997










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                                EXHIBIT INDEX



EXHIBIT NO.                             DESCRIPTION
-----------                             -----------

2.1 Agreement and Plan of Merger, dated January 16, 1997, by and between Equity Residential Properties Trust and Wellsford Residential Property Trust (incorporated by reference to Appendix A of EQR's Proxy Statement dated April 25, 1997 relating to the Special Meeting of Shareholders of EQR held on May 28, 1997, which was part of EQR's registration statement on Form S-4 (SEC File No. 333-24653))

2.2 Amendment to Agreement and Plan of Merger, dated May 30, 1997, by and between Equity Residential Properties Trust and Wellsford Residential Property Trust

2.3 Articles of Merger, dated May 30, 1997, by and between Equity Residential Properties Trust and Wellsford Residential Property Trust

3.1 Second Amended and Restated Declaration of Trust of Equity Residential Properties Trust (included as Exhibit A to
               Exhibit 2.3 hereof)

3.2 Second Amended and Restated Bylaws of Equity Residential Properties Trust (incorporated by reference to Exhibit 99.2 to EQR's registration statement on Form S-4 (SEC File No. 333-24653))

23.2 Consent of Ernst & Young LLP, which is being filed pursuant to Regulation 601(b)(23) as an exhibit to the Registrant's registration statement on Form S-3 (SEC File No. 333-27153), under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement







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